UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                  FORM 8-K/A-1

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               OCTOBER 1, 2002                                    0-31267
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Date of Report (Date of earliest event reported)          Commission File Number


                             IWT TESORO CORPORATION
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             (Exact name of registrant as specified in its charter)


            NEVADA                                             91-2048019
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(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)


                              191 POST ROAD WEST, SUITE 10
                               WESTPORT, CONNECTICUT 06880
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                   (Address of Principal Executive Offices) (Zip Code)


                                     (203) 221.2770
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                  (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective October 1, 2002, IWT Tesoro Corporation, a Nevada corporation, acquired all of the outstanding common stock of International Wholesale Tile, Inc. from three IWT shareholders. In exchange for the IWT stock, each of the three former IWT shareholders each received 3.0 million shares of Registrant's common stock, which represented, as of the effective date, 83% of the Registrant's outstanding common stock.

As part of the transaction, the Company and each of the three IWT shareholders entered into a repurchase agreement. As part of the agreement, so long as the Company's common stock is trading, the IWT shareholder may sell a certain amount of his Company common Stock to the Company. The amount of stock is generally up to 25,000 shares for the first year, up to 50,000 shares for the second year and up to 75,000 shares for the third year. The repurchase price will be based on an amount equal to 88% of the average trading price of the Company's common stock.

International Wholesale Tile, Inc. is a ceramic tile and marble wholesaler that supplies over 2,000 retail customers. IWT is a Florida corporation organized in May 1994 and currently operates from an 80,000 square foot facility in Palm City, Florida. IWT's customer base consists of retail flooring dealers, lumberyards, home centers, regional distributors, and national buying groups. IWT currently has approximately 65 employees with 15 salespeople currently servicing customers in the southeastern United States by cut orders and pallets. Customers outside this distribution area are serviced by purchasing full pallets and truckloads.

IWT expects to move to their new 146,000 square foot facility the first quarter of 2003, which will enable them to stock more product for future growth. IWT also hopes to increase their business with the home centers and with regional stocking distributors by expanding the Tesorotm line of products and by building the Tesorotm brand awareness. Through Ponca, IWT also intends to further grow by acquisitions or mergers with existing regional distributors, as well as by opening other distribution points in new targeted markets that will be serviced from their current location by increasing their sales force in those states.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c )  Exhibits

EXHIBIT NUMBER  DESCRIPTION

3.1      Articles of Incorporation(1)
3.1.1    Articles of Amendment to Articles of Incorporation dated
         September 23, 2002.(3)
3.2      Bylaws(1)
3.3      Specimen Stock Certificate(1)
10.1     Agreement with Peter Goss(1)
10.2     Shareholders Agreement(1)
10.3     2001 Ponca Acquisition Corporation Stock Incentive Plan.(2)
10.4 Employment Agreement between Ponca Acquisition Corporation and Henry Jr. Boucher, Jr. dated as of December 29, 2002.(2)
10.5 Memorandum of Understanding between Ponca Acquisition Corporation and the shareholders of International Wholesale Tile, Inc.(2)

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10.6     Stock Purchase Agreement among the Shareholders of International
         Wholesale Tile, Inc., and IWT Tesoro Corporation, effective October 1, 2002.(5)
10.7     Termination of Shareholders Agreement(6)
10.8     Repurchase Agreement*
99.1     MRS' letter to the Securities and Exchange Commission.(4)
99.2     Letter from Peter Goss regarding fiscal year end(5)

*Filed with this Form 8-K.

(1) Filed as an Exhibit to the Company?s Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000.

(2) Filed as an Exhibit to the Company?s Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2002.

(3) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 1, 2002.

(4) Filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on October 8, 2002.

(5) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 15, 2002.

(6) Filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on February 4, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2003                    IWT TESORO CORPORATION

                                           /s/ Henry J. Boucher, Jr.
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                                           By: Henry J. Boucher, Jr., President


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